                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   Form 8-K/A


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 15, 2000


                    CHASE MANHATTAN CREDIT CARD MASTER TRUST
                    ----------------------------------------
                          (Exact name of registrant as
                            specified in its charter)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
                             (Sponsor of the Trust)


      United States                   33-40006                  22-2382028
 ---------------------------    -----------------------    -------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                          Identification No.)


     802 Delaware Avenue, Wilmington, Delaware                        19801
     -----------------------------------------                     ------------
     (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (302) 575-5050




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Item 5. Other Events:

         Chase Manhattan Credit Card Master Trust is the issuer of 1 outstanding series of asset backed certificates. The asset-backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of June 1, 1991, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as servicer, and Yasuda Bank and Trust Company (U.S.A.), as trustee.

         On December 15, 2000, Chase USA, as servicer, distributed monthly interest to the holders of the Series 1996-3 certificates. Chase USA furnished a copy of the monthly certificateholders' report required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).    Exhibits

              Exhibits          Description
              --------          -----------
              20.1              Monthly Certificateholders' Statements with
                                respect to the December 15, 2000 distribution.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 26, 2000

                                Chase Manhattan Credit Card Master Trust,

                                By: Chase Manhattan Bank USA, N.A., as Servicer

                                By: /s/ Patricia Garvey
                                    -----------------------------
                                     Name:   Patricia Garvey
                                     Title: Vice President


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.           Description
----------            -----------
20.1                  Monthly Certificateholders' Statement with respect to the
                      December 15, 2000 distribution to Certificateholders for
                      Series 1996-3




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                                                                         Page 1

             Chase Manhattan Credit Card Master Trust Series 1996-3
                                December 15, 2000

                                    EXHIBIT C
                  FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                       THE CHASE MANHATTAN BANK USA, N.A.
                    Chase Manhattan Credit Card Master Trust
                                  Series 1996-3

                                             For the Distribution Date 12/15/00

                                             For the Monthly Period          54

Under Section 5.02 of the Pooling and Servicing
Agreement dated as of June 1, 1991 and the Series
1996-3 Supplement dated as of June 1, 1996 (together,
the Agreement) by and between The Chase Manhattan Bank
USA, N.A. (Chase) and Yasuda Bank and Trust Company
(U.S.A.), as trustee (the Trustee), Chase, as Servicer,
is required to prepare certain information each month
regarding current distributions to Series 1996-3
Certificateholders and the performance of the Chase
Manhattan Credit Card Master Trust (the Trust) and the
Series 1996-3 Class A Certificates and Series 1996-3
Class B Certificates during the previous month.                        12/15/00
The information which is required to be prepared with            November, 2000
respect to the Distribution Date and with respect to
the performance of the Trust during the month (the Monthly
Period) is set forth below.                                                  54
Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Investor
Certificate (a Certificate). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I.      INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO
        THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE
        BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

        A)   The total amount of the distribution to Series 1996-3
             Certificateholders on                                     12/15/00
             per $1,000 original certificate principal amount
             (1) Class A Certificateholders                            5.866667
             (2) Class B Certificateholders                            6.008333

        B)   The amount of the distribution set forth in paragraph 1
             above in respect of principal of the 1996-3 Certificates,
             per $1,000 original certificate principal amount
             (1) Class A Certificateholders                            0.000000
             (2) Class B Certificateholders                            0.000000

        C)   The amount of the distribution set forth in paragraph 1
             above in respect of interest on the 1996-3 Certificates,
             per $1,000 original certificate principal amount
             (1) Class A Certificateholders                            5.866667
             (2) Class B Certificateholders                            6.008333


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                                                                         Page 2

             Chase Manhattan Credit Card Master Trust Series 1996-3
                                December 15, 2000

II.     INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

        A)  Collections

            (1) The aggregate amount of Collections processed
                with respect to the preceding Monthly Period and
                allocated to the Series 1996-3 Certificates      142,889,751.60
                was equal to

            (2) The Payment Rate with respect to the preceding
                Monthly Period was equal to                              13.09%
                The monthly payment rate for the 2nd preceding
                Monthly                                                      53
                Period was equal to                                      13.67%
                The monthly payment rate for the 3rd preceding
                Monthly                                                      52
                Period was equal to                                      12.24%

            (3)a. The aggregate amount of Collections of
                  Principal Receivables processed with respect
                  to the preceding Monthly Period which were
                  allocated in respect of the Series 1996-3
                  Certificates                                   131,435,853.74
            (3)b. The aggregate amount of Investor Defaults
                  treated as Available Principal Collections
                  prusuant to sections 4.08 a.(iii), 4.10 (b),
                  (e),(l)                                          3,072,699.03

            (4) The aggregate amount of Collections of Finance
                Charge Receivables processed with respect to the
                preceding Monthly Period which were allocated in
                respect of the Series 1996-3 Certificates         11,453,897.86

        B)  Deficit Controlled Amortization Amount                         0.00

        C)  Principal Receivables in the Trust and Allocation
            Percentages

            (1) The aggregate amount of Principal
                Receivables in the Trust as of the end of
                the preceding Monthly Period (represented by
                the Seller Interest, the Investor Interest
                of Series 1996-3, and the Investor Interest
                of all other outstanding Series)               2,768,234,103.91
            (2) The Investor Interest as of the last day of
                the preceding Monthly Period
                (a) Investor Interest                          1,047,337,147.95
                (b) Class A Investor Interest                    957,220,000.00
                (c) Class B Investor Interest                     42,780,000.00
                (d) Collateral Interest                           47,337,147.95
            (3) The Investor Interest set forth in paragraph
                C(2)(a) above as a percentage of the
                aggregate amount of Principal Receivables
                set forth in paragraph C(1) above                      37.8341%
            (4) The Class A Investor Interest set forth in
                paragraph C(2)(b) above as a percentage of
                the aggregate amount of Principal
                Receivables set forth in paragraph C(1)
                above                                                  34.5787%
            (5) The Class B Investor Interest set forth in
                paragraph C(2)(c) above as a percentage of
                the aggregate amount of Principal
                Receivables set forth in paragraph C(1)
                above                                                   1.5454%
            (6) The Collateral Interest set forth in
                paragraph C(2)(d) above as a percentage of
                the aggregate amount of Principal
                Receivables set forth in paragraph C(1)
                above                                                   1.4429%
            (7) The Class A Floating Percentage                        87.6258%
            (8) The Class B Floating Percentage                         5.8742%
            (9) The Class B Principal Percentage                        3.9999%
           (10) The Collateral Floating Percentage                      6.5000%

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                                                                         Page 3

             Chase Manhattan Credit Card Master Trust Series 1996-3
                                December 15, 2000

           (11) The Collateral Principal Percentage                     6.5001%
           (12) The Floating Allocation Percentage                     26.4156%
           (13) The Principal Allocation Percentage                    38.7936%

        D)    Portfolio Yield and Base Rate
              (1) The annualized Portfolio Yield for the preceding
                  Monthly Period was equal to                            15.30%
                  The annualized portfolio yield for the 2nd
                  preceding Monthly                                          53
                  Period was equal to                                    17.37%
                  The annualized portfolio yield for the 3rd
                  preceding Monthly                                          52
                  Period was equal to                                    16.46%
                  The three month average Portfolio Yield was
                  equal to                                               16.38%
              (2) Base Rate for the preceding Monthly Period was
                  equal to                                                8.54%
                  The Base Rate for the 2nd preceding Monthly                53
                  Period was equal to                                     8.76%
                  The Base Rate for the 3rd preceding Monthly                52
                  Period was equal to                                     8.98%

        E) Delinquent Balances The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

              Up to 29 Days
              Aggregate Account Balance                          137,639,062.01
              As a Percentage of Receiveables                             4.74%

              (2) 30 - 59 Days
              Aggregate Account Balance                           44,675,593.68
              As a Percentage of Receiveables                             1.54%

              (3) 60 - 89 Days
              Aggregate Account Balance                           33,086,720.15
              As a Percentage of Receiveables                             1.14%

              (4) 90 or More Days
              Aggregate Account Balance                           61,089,525.02
              As a Percentage of Receiveables                             2.10%

              Total
              Aggregate Account Balance                          276,490,900.86
              As a Percentage of Receiveables                             9.52%

        F)   Investor Default Amount
             (1) The aggregate amount of all defaulted
                 Principal Receivables written off as
                 uncollectible with respect to Billing
                 Cycles ending during the preceding Monthly
                 Period allocable to the Investor Interest
                 less Recoveries allocable to the Investor
                 Interest (the Series 1996-3 Aggregate
                 Investor Default Amount)                          3,072,699.03
             (2) The portion of the series 1996-3 Aggregate
                 Investor Default Amount allocable to the
                 Class A Investor Interest (the Class A Investor
                 Default Amount)                                   2,692,475.72

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                                                                         Page 4

             Chase Manhattan Credit Card Master Trust Series 1996-3

                                December 15, 2000

             (3) The portion of the Series 1996-3 Aggregate
                 Investor Default Amount allocable to the
                 Class B Investor Interest (the Class B
                 Investor Default Amount)                            180,497.87
             (4) The portion of the Series 1996-3 Aggregate
                 Investor Default Amount allocable to the
                 Collateral Investor Interest (the
                 Collateral Investor Default Amount)                 199,725.44
             (5) The annualized investor default percentage
                 (Series 1996-3 Aggregate Investor Default
                 Amount/Investor Interest) x 12 for the
                 preceding Monthly Period was equal to                    3.52%
                 The annualized investor default% for (the
                 2nd preceding Monthly Period), the                          53
                 Monthly Period, was equal to                             4.21%
                 The annualized investor default% for (the 3rd
                 preceding Monthly Period), the                              52
                 Monthly Period, was equal to                             4.04%

        G)   Investor Charge Offs
             (1) The aggregate amount of Class A Investor
                 Charge-Offs for the preceding Monthly Period              0.00
             (2) The aggregate amount of Class A Investor Charge Off
                 per $1,000 original Certificate Principal Amount          0.00
             (3) The aggregate amount of Class A Investor Charge-Offs
                 reimbursed on the Transfer Date immediately preceding
                 the Distribution Date                                     0.00
             (4) The amount of the reimbursed Investor Charge-Offs set
                 forth in paragraph G(2) above, per $1,000 original
                 Class A Certificate principal amount                      0.00
             (5) The aggregate amount of Class B Investor Charge-Offs
                 for such Monthly Period                                   0.00
             (6) The aggregate amount of Class B Investor Charge Off per
                 $1,000 original Certificate                               0.00
                 Principal Amount
             (7) The aggregate amount of Class B Investor Charge-Offs
                 reimbursed on the Transfer Date immediately
                 preceding such Distribution Date                          0.00
             (8) The amount of the reimbursed Investor Charge-Offs set
                 forth in paragraph G(6) above, per $1,000 original
                 Class B Certificate principal amount                      0.00
             (9) The aggregate amount of Investor Charge-Offs              0.00
            (10) The aggregate Investor Charge Off per $1,000 Original
                 Certificate Principal Amount                              0.00
            (11) The aggregate amount of reimbursed Investor
                 Charge-Offs                                               0.00
            (12) The amount of the reimbursed Investor Charge-Offs
                 set forth in paragraph G(9) above, per $1,000
                 original Investor principal amount                      0.00

        H)   Shared Excess Finance Charge Collection
             The aggregate amount of shared Excess Finance
             Charge Collections during the preceding
             Monthly Period which were allocated to the
             Series 1996-3 Certificates                                    0.00

        I)   Shared Principal Collections
             The aggregate amount of Shared Principal
             Collections during the preceding Monthly
             Period allocated to the Series 1996-3
             Certificates                                                  0.00

        J)   Reallocated Principal Collections
             (1) Collections of Principal Receivables allocable to
                 Class B Certificates paid

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                                                                         Page 5

             Chase Manhattan Credit Card Master Trust Series 1996-3

                                December 15, 2000

              with respect to Class A Certificates to make
              up deficiencies in Class A Required Amount for
              any Monthly Period                                           0.00

          (2) Collections of Principal Receivables allocable to
              Collateral Interest paid with respect to Class
              B Certificates to make up deficiencies in
              Class B Required Amount                                      0.00

        K)   Monthly Investor Servicing Fee

             (1) The amount of the Monthly Investor Servicing Fee
                 payable by the Trust to the Servicer for the
                 preceding Monthly Period                          1,304,806.00
             (2) The amount of the Class A Monthly Servicing Fee
                 payable by the Trust for the
                 preceding Monthly Period                          1,143,346.11
             (3) The amount of the Class B Monthly Servicing Fee
                 payable by the Trust to the Servicer for the
                 preceding Monthly Period                             76,647.50
             (4) The amount of the Collateral Monthly Servicing
                 Fee payable by the Trust to the Servicer for the
                 preceding Monthly Period                             84,812.39


        L)   Collateral Interest
             (1) The Available Collateral Interest, as of the
                 close of Transfer Date for the preceding Monthly
                 Period was equal to                              47,337,147.95


        M)   Required Collateral Interest
             (1) The Required Collateral interest as of the
                 Transfer Date for the preceding Monthly Period
                 was equal to                                     39,943,291.74

III.    THE POOL FACTOR

        A)   The Pool Factor for the Record Date for the
             distribution to be made on the Distribution
             date (which represents the ratio of the amount
             of the Investor Interest as of such Record
             Date (determined after taking into account any
             reduction in the Investor Interest which will
             occur on the Distribution Date) to the Initial
             Investor Interest). The amount of a
             Certificateholders pro rata share of the
             Investor Interest can be determined by
             multiplying the original denomination of the
             Certificateholders Certificate by the Pool Factor.      0.97234601

                                THE CHASE MANHATTAN BANK USA, N.A.
                                Servicer

                                By:_________________________
                                   Name:  Patricia Garvey
                                   Title: Vice President

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